Exhibit 99.1

FOR IMMEDIATE RELEASE
Media Contact:
Steve Zivanic
QLogic Corporation
408.667.8039
steve.zivanic@qlogic.com
Investor Contact:
Simon Biddiscombe
QLogic Corporation
949.389.7533
simon.biddiscombe@qlogic.com
QLOGIC REPORTS THIRD QUARTER
RESULTS FOR FISCAL YEAR 2010
ALISO VIEJO, Calif., January 26, 2010—QLogic Corp. (Nasdaq:QLGC), a leading supplier of high performance network infrastructure solutions, today announced its third quarter financial results for the period ended December 27, 2009.
Third Quarter Highlights
•	Net revenue: $149.1 million.

•	Net income: $28.6 million GAAP, $36.2 million non-GAAP.

•	Net income per diluted share: $0.25 GAAP, $0.31 non-GAAP.

•	Cash generated from operations: $43.9 million.

•	Cash and investment securities: $349.2 million as of December 27, 2009.
Financial Results
Net revenue for the third quarter of fiscal 2010 was $149.1 million compared to $163.7 million in the same quarter last year. Revenue from Host Products was $110.4 million during the third quarter of fiscal 2010 compared to $112.2 million in the same quarter last year. Revenue from Network Products was $27.4 million during the third quarter of fiscal 2010 compared to $32.8 million in the same quarter last year. Revenue from Silicon Products was $8.7 million during the third quarter of fiscal 2010 compared to $16.5 million in the same quarter last year.
Net income on a GAAP basis for the third quarter of fiscal 2010 was $28.6 million, or $0.25 per diluted share, compared to $30.8 million, or $0.24 per diluted share, for the third quarter of fiscal 2009. Net income on a non-GAAP basis for the third quarter of fiscal 2010 was $36.2 million, or $0.31 per diluted share, compared to $42.5 million, or $0.34 per diluted share, for the third quarter of fiscal 2009.

“We are very pleased with our strong financial performance in the third fiscal quarter. We experienced strong sequential revenue growth for both our Host and Network Products, and a substantial sequential improvement in profitability,” said H. K. Desai, chief executive officer, QLogic. “We are clearly benefiting from several growth drivers, including the ongoing server upgrade cycle and the transition to converged networks.”
QLogic uses certain non-GAAP financial measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures is presented in the accompanying financial schedules.
QLogic’s fiscal 2010 third quarter conference call is scheduled for today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). H.K. Desai, chief executive officer, and Simon Biddiscombe, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at http://ir.qlogic.com and www.earnings.com. Phone access to participate in the conference call is available at (719) 325-4876, pass code: 9984683.
The financial information that the company intends to discuss during the conference call will be available on the company’s website at http://ir.qlogic.com for twelve months following the conference call. A replay of the conference call will be available via webcast at http://ir.qlogic.com for twelve months.
Follow QLogic @ twitter.com/qlogic

About QLogic
QLogic (Nasdaq: QLGC) is a global leader and technology innovator in high performance networking, including adapters, switches and ASICs. Leading OEMs and channel partners worldwide rely on QLogic products for their data, storage and server networking solutions. QLogic is a NASDAQ Global Select company and is included in the S&P 500. For more information, visit www.qlogic.com.
Disclaimer — Forward-Looking Statements
This press release contains statements relating to future results of the company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The company advises readers that these potential risks and uncertainties include, but are not limited to: declines in information technology spending levels; potential fluctuations in operating results; gross margins that may vary over time; the stock price of the company may be volatile; the company’s dependence on the networking markets served; potential adverse effects of server virtualization technology on the company’s business; potential adverse effects of increased market acceptance of blade servers; the ability to maintain and gain market or industry acceptance of the company’s products; the company’s dependence on a small number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; the company’s dependence on sole source and limited source suppliers; the company’s dependence on relationships with certain third-party subcontractors and contract manufacturers; declines in the market value of the company’s investment securities; the complexity of the company’s products; sales fluctuations arising from customer transitions to new products; changes in the company’s tax provisions or adverse outcomes resulting from examination of its income tax returns; environmental compliance costs; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; reliance on third party technology; the use of “open source” software in the company’s products; changes in regulations or standards regarding energy use of the company’s products; computer viruses and other tampering with the company’s computer systems; and facilities of the company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the company’s operating and financial results are described in the company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The company urges all interested parties to read these reports to gain a better understanding of the business and other risks that the company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	December 27,	December 28,	December 27,	December 28,
	2009	2008	2009	2008
Net revenues	$149,122	$163,691	$403,354	$503,315
Cost of revenues	53,020	54,770	145,258	165,542

Gross profit	96,102	108,921	258,096	337,773

Operating expenses:
Engineering and development	33,978	33,117	102,294	100,565
Sales and marketing	18,812	20,918	58,268	67,895
General and administrative	8,780	8,172	24,923	24,892
Special charges	—	1,407	848	1,407

Total operating expenses	61,570	63,614	186,333	194,759

Operating income	34,532	45,307	71,763	143,014

Interest and other income, net	1,736	2,511	6,996	2,035

Income before income taxes	36,268	47,818	78,759	145,049

Income taxes	7,620	17,028	18,985	55,457

Net income	$28,648	$30,790	$59,774	$89,592

Net income per share:
Basic	$0.25	$0.24	$0.51	$0.69
Diluted	$0.25	$0.24	$0.51	$0.68

Number of shares used in per share calculations:
Basic	114,695	126,180	116,935	130,050
Diluted	116,479	126,497	117,965	130,932

QLOGIC CORPORATION
RECONCILIATION OF GAAP NET INCOME TO
NON-GAAP NET INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	December 27,	December 28,	December 27,	December 28,
	2009	2008	2009	2008
GAAP net income	$28,648	$30,790	$59,774	$89,592
Items excluded from GAAP net income:
Stock-based compensation	8,456	7,005	27,022	22,144
Amortization of purchased intangible assets	1,893	2,713	6,719	12,319
Acquisition-related stock-based compensation	286	292	403	787
Special charges	—	1,407	848	1,407
Gain on sales of previously impaired investment securities	—	—	(605)	—
Impairment of investment securities	—	4,259	—	12,002
Net gains on trading securities	—	(3,605)	—	(3,605)
Income taxes	(3,084)	(354)	(8,947)	(4,970)

Total non-GAAP adjustments	7,551	11,717	25,440	40,084

Non-GAAP net income	$36,199	$42,507	$85,214	$129,676

Net income per diluted share:
GAAP net income	$0.25	$0.24	$0.51	$0.68
Adjustments	0.06	0.10	0.21	0.31

Non-GAAP net income	$0.31	$0.34	$0.72	$0.99

Non-GAAP Financial Measures
The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the above table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company’s on-going core operating performance.
The company has presented non-GAAP net income and non-GAAP net income per diluted share, on a basis consistent with its historical presentation, to assist investors in understanding the company’s core net income and core net income per diluted share on an on-going basis. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core net profitability with historical periods and comparisons of the company’s core net profitability with the corresponding results for competitors. Management believes that non-GAAP net income and non-GAAP net income per diluted share are important measures in the evaluation of the company’s profitability. These non-GAAP financial measures exclude the adjustments described in the above table, and thus provide an overall measure of the company’s on-going net profitability and related profitability on a per diluted share basis.
Management uses non-GAAP net income and non-GAAP net income per diluted share in its evaluation of the company’s core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. In addition, the company prepares and maintains its budgets and forecasts for future periods on a basis consistent with these non-GAAP financial measures. Management believes that providing these non-GAAP financial measures allows investors to view the company’s financial results in the way that management views the financial results.
The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.
For additional information on the items excluded from the non-GAAP financial measures and why the company believes that these non-GAAP financial measures provide useful supplemental information to investors, the company refers you to the Form 8-K regarding this release filed today with the Securities and Exchange Commission.
A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

	Three Months Ended		Nine Months Ended
	December 27,	December 28,	December 27,	December 28,
(unaudited in thousands)	2009	2008	2009	2008
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$650	$569	$2,039	$1,577
Amortization of purchased intangible assets	1,624	1,873	4,833	9,800

Total cost of revenue adjustments	2,274	2,442	6,872	11,377

Operating expenses:
Engineering and development:
Stock-based compensation	4,222	3,748	13,719	11,600
Amortization of purchased intangible assets	—	32	—	94
Acquisition-related stock-based compensation	286	286	403	770
Sales and marketing:
Stock-based compensation	1,629	1,288	5,230	4,303
Amortization of purchased intangible assets	269	808	1,886	2,425
Acquisition-related stock-based compensation	—	6	—	17
General and administrative:
Stock-based compensation	1,955	1,400	6,034	4,664
Special charges	—	1,407	848	1,407

Total operating expense adjustments	8,361	8,975	28,120	25,280

Interest and other income:
Gain on sales of previously impaired investment securities	—	—	(605)	—
Impairment of investment securities	—	4,259	—	12,002
Net gains on trading securities	—	(3,605)	—	(3,605)

Total interest and other income adjustments	—	654	(605)	8,397

Total non-GAAP adjustments before income taxes	10,635	12,071	34,387	45,054
Income taxes	(3,084)	(354)	(8,947)	(4,970)

Total non-GAAP adjustments	$7,551	$11,717	$25,440	$40,084

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	December 27, 2009	March 29, 2009
ASSETS
Current assets:
Cash and cash equivalents	$145,142	$203,722
Short-term investment securities	204,059	139,561
Accounts receivable, net	86,101	68,519
Inventories	21,820	40,293
Deferred tax assets	17,827	19,002
Other current assets	13,892	10,854

Total current assets	488,841	481,951

Long-term investment securities	—	34,986
Property and equipment, net	86,060	92,547
Goodwill	119,748	118,859
Purchased intangible assets, net	18,786	19,117
Deferred tax assets	33,402	28,785
Other assets	3,813	4,045

	$750,650	$780,290

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$35,459	$36,874
Accrued compensation	19,199	28,702
Accrued taxes	3,586	13,499
Deferred revenue	9,177	7,470
Other current liabilities	5,821	6,728

Total current liabilities	73,242	93,273

Accrued taxes	41,882	47,116
Deferred revenue	8,147	8,559
Other liabilities	4,865	4,797

Total liabilities	128,136	153,745

Stockholders’ equity:
Common stock	204	202
Additional paid-in capital	756,401	712,064
Retained earnings	1,253,501	1,193,727
Accumulated other comprehensive income	1,163	634
Treasury stock	(1,388,755)	(1,280,082)

Total stockholders’ equity	622,514	626,545

	$750,650	$780,290

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Nine Months Ended
	December 27,	December 28,
	2009	2008
Cash flows from operating activities:
Net income	$59,774	$89,592
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	23,912	24,579
Stock-based compensation	27,022	22,144
Acquisition-related:
Amortization of purchased intangible assets	6,719	12,319
Stock-based compensation	403	787
Deferred income taxes	4,554	15,632
Net gains on investment securities	(2,639)	(4,469)
Impairment of investment securities	—	12,002
Provision for losses on accounts receivable	512	111
Loss on disposal of property and equipment	657	137
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable	(17,378)	(6,000)
Inventories	19,503	(2,651)
Other assets	148	(2,149)
Accounts payable	(2,446)	(2,073)
Accrued compensation	(9,505)	(5,376)
Accrued taxes	(19,359)	6,725
Deferred revenue	1,295	1,821
Other liabilities	(695)	(702)

Net cash provided by operating activities	92,477	162,429

Cash flows from investing activities:
Purchases of available-for-sale securities	(213,704)	(60,266)
Proceeds from sales and maturities of available-for-sale securities	175,513	102,198
Proceeds from disposition of trading securities	10,525	2,675
Reclassification from cash equivalents to other investment securities	—	(57,209)
Distributions from other investment securities	3,076	6,540
Purchases of property and equipment	(17,605)	(21,410)
Acquisition of business, net of cash acquired	(14,931)	—

Net cash used in investing activities	(57,126)	(27,472)

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	18,966	23,605
Minimum tax withholding paid on behalf of employees for restricted stock units	(2,833)	(1,981)
Tax effect from issuance of stock under stock plans	(154)	323
Purchases of treasury stock	(108,976)	(165,232)
Payoff of line of credit assumed in acquisition	(934)	—

Net cash used in financing activities	(93,931)	(143,285)

Net decrease in cash and cash equivalents	(58,580)	(8,328)

Cash and cash equivalents at beginning of period	203,722	160,009

Cash and cash equivalents at end of period	$145,142	$151,681

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the company’s revenue components is as follows:

	Three Months Ended		Nine Months Ended
	December 27,	December 28,	December 27,	December 28,
	2009	2008	2009	2008
Host Products	$110,446	$112,181	$292,801	$352,498
Network Products	27,413	32,788	76,880	92,477
Silicon Products	8,660	16,492	25,653	47,707
Royalty and Service	2,603	2,230	8,020	10,633

	$149,122	$163,691	$403,354	$503,315

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended		Nine Months Ended
	December 27,	December 28,	December 27,	December 28,
	2009	2008	2009	2008
United States	$66,531	$75,759	$185,898	$240,085
Asia-Pacific and Japan	37,625	38,985	100,352	111,410
Europe, Middle East and Africa	35,518	40,395	91,702	123,407
Rest of world	9,448	8,552	25,402	28,413

	$149,122	$163,691	$403,354	$503,315